                                                                    Exhibit 99.2

                             JOINT FILER INFORMATION

Name:                      Draper Fisher Partners IV, LLC

Address:                   2882 Sand Hill Road, Suite 150
                           Menlo Park, CA 94025

Relationship to Issuer:    10% owner of issuer because of voting power of Timothy
                           C. Draper, John H.N. Fisher and Stephen T. Jurvetson
                           over Draper Fisher Partners IV, LLC. Messrs. Draper,
                           Fisher and Jurvetson are managing members of Draper
                           Fisher Partners IV, LLC, a side-by-side fund of Draper
                           Fisher Associates Fund IV, L.P.

Designated Filer:          Draper Fisher Associates Fund IV, L.P.

Issuer and Ticker Symbol:  Digital Impact, Inc.  (NASDAQ:DIGI)

Date of Event Requiring
Statement:                          January 26, 2005

January 27, 2005           Draper Fisher Partners IV, LLC
--------------------------
Date

                              By: /s/ Timothy C. Draper, Managing Member,
                                  Draper Fisher Partners IV, LLC
                                  ----------------------------------------------
                                  Timothy C. Draper
                                  Managing Member

                              By: /s/ John H. N. Fisher, Managing Member,
                                  Draper Fisher Partners IV, LLC
                                  ----------------------------------------------
                                  John H. N. Fisher
                                  Managing Member

                              By: /s/ Stephen T. Jurvetson, Managing Member,
                                  Draper Fisher Partners IV, LLC
                                  ----------------------------------------------
                                  Stephen T. Jurvetson
                                  Managing Member

The reporting person disclaims beneficial ownership of the reported securities except to the extent of its pecuniary interest therein.